Exhibit 10.6

CLOSING MEMORANDUM FOR

THE STOCK PURCHASE OF

YVES CASTALDI CORPORATION

  BY JEANTEX GROUP, INC.

 December 30, 2005

12:45 P.M. Pacific Standard Time

I.

GENERAL

This memorandum describes the principal transactions that have occurred in connection with the purchase (the “Purchase”) of 10,408 shares of common stock of Yves Castaldi Corporation., a California corporation (“CASTALDI”), by Jeantex Group, Inc. (“JEANTEX”), a Florida corporation, in accordance with the Stock Purchase Agreement by and between CASTALDI and JEANTEX dated December 20, 2005.

The Closing occurred on December 30, 2005 (the “Effective Date”), at 12:45 P.M. Pacific Standard Time. The Purchase was effective on the Effective Date at the time CASTALDI received the considerations of  $50,000.00 by wire transfer from JEANTEX to CASTALDI on December 29, 2005, a promissory note and payment schedule “C” for $600,000 consisting of $300,000 to be applied to the purchase price and $300,000 as working capital for CASTALDI, and JEANTEX’s Board of Directors’ resolution authorizing the issuance of 10,000,000 shares of restricted common stock of JEANTEX and instruction to Computershare Investor Service, JEANTEX’s transfer agent, for the issuance of said shares, pursuant to the terms and conditions of the Stock Purchase Agreement, for the Purchase of CASTALDI by JEANTEX and JEANTEX simultaneously received 10,408 shares of common stock of CASTALDI in accordance with the Closing Procedures of the Stock Purchase Agreement.

II.

TRANSACTIONS PRIOR TO THE CLOSING

        The following actions were taken prior to the Closing

1.

On December 19, 2005, a due diligence review of CASTALDI was conducted by Henry D. Fahman and John Nguyen, authorized representatives of JEANTEX, at the premises of CASTALDI.

2.

On December 20, 2005, additional due diligence was conducted by Henry D. Fahman and David Le from JEANTEX and a Stock Purchase Agreement between CASTALDI and JEANTEX was executed and delivered.

3.

On December 29, 2005, JEANTEX remitted $50,000.00 to CASTALDI towards the total purchase price via bank wire transfer.

4.

On December 29, 2005, additional information pertaining to financial, inventory, internal control, and other pertinent matters was reviewed by Henry D. Fahman of JEANTEX at the premises of CASTALDI.

III.

CLOSING DOCUMENTS AND TRANSACTIONS

The following documents were delivered at or prior to the Effective Date, but all such documents are deemed delivered at the Effective Date. All documents are dated as of the Effective Date and delivered in Los Angeles, California, unless otherwise indicated. All transactions in connection with the Closing shall be considered as accomplished concurrently, so that none shall be effective until all are effective. Executed copies (or photocopies, or conformed copies, where necessary) of each document will be delivered to each party after the Closing.

IV.

SCHEDULE OF CLOSING DOCUMENTS

1.

Articles of Incorporation.

2.

Bylaws.

3.

List of shareholders and stock holdings.

4.

Financial statements.

5.

Liability disclosure.

6.

Assets.

7.

Contracts (Purchase Orders).

8.

Litigation.

9.

Insurance.

10.

Employees.

11.

Compliance with Law.

12.

Leases.

13.

Permits/Licenses.

14.

Covenants of Seller.

15.

Employment Agreement between Yves Castaldi and CASTALDI.

16.

Officer’s Certificate of Buyer.

17.

Officer’s Certificate of Seller.

18.

Secretary’s Certificate of Seller.

19.

Resolution of Board of Directors of Jeantex Group, Inc.

V.

FILING WITH STATE JURISDICTIONS AND THE SECURITIES AND EXCHANGE COMMISSION

The necessary documents pertaining to the consummation of the Purchase will be filed with the appropriate state jurisdictions and the Securities and Exchange Commission on the Effective Date or promptly thereafter.

Dated: _______________

                           Date: ________________

Jeantex Group, Inc.

  Yves Castaldi Corp.

                   A Florida Corporation                                                         A California Corporation

                   By:_______________________________

              By:_____________________________________

       Henry D. Fahman, Chairman & Interim CEO                       Yves Castaldi, President and Chief Executive Officer